The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
Preliminary Structural and Collateral Term Sheet
$1,215,000,000 (approximate) of Senior Certificates
J.P. Alternative Loan Trust 2005-S1
Mortgage Pass-Through Certificates, Series 2005-S1
11/17/2005
Features of the Transaction		Preliminary Mortgage Pool(s) Data - 30 Year Conforming Balance
Pool 1 Pool 1 Pool 1 Pool 1 Pool 1
- Offering consists of approximately 1,215mm of Senior Certificates.			Aggregate SubGroup1 SubGroup2 SubGroup3 SubGroup4
expected to be rated AAA by at least 2 of the Rating Agencies;		Collateral Type	30Yr 5.5% Pass-Thru 6.0% Pass-Thru 6.5% Pass-Thru 7.5% Pass-Thru
S&P, Moody's, Fitch, DBRS		Outstanding Principal Balance	554,902,503 93,811,044 236,379,738 183,110,455 40,896,958
- The Amount of Senior Certificates is approximate and may vary.		Number of Mortgage Loans	3029
- Multiple groups of Mortgage Loans will collateralize the transaction.		Average Original Balance	183,869 196,507 191,251 175,699 156,837
- There are approximately 3 Pools of Senior Certificates, Pools 1		Weighted Average Gross Coupon	6.436% 5.855% 6.268% 6.734% 7.42%
consists of 4 SubGroups, Pool 2 consist of 3 SubGroups each which may vary.		Weighted Average Maturity	357 355 356 357 358
- The Credit Support for the Senior Certificates of Pools		Weighted Average Seasoning	3 4 3 2 2
1, 2 & 3 is Cross-Collateralized with respect to losses.		Weighted Average Loan-to-Value	76% 73% 75% 79% 82%
		Weighted Average FICO Score	708 715 709 703 703
		Geographic Distribution	CA(10%), FL(9%) CA(12%), NY(9%) CA(13%),NY(9%) FL(12%),GA(11%) FL(23%),GA(11%)
		Owner Occupied	80% 88% 88% 76% 36%
		Purpose-Cash Out	28% 32% 33% 22% 18%
		Interest Only	43% 16% 37% 60% 66%
		Primary Servicer	Suntrust(38%)
		Other Servicers	Chase Mortgage(36%),Cendant Mortgage(26%)
Key Terms		Preliminary Mortgage Pool(s) Data - 30 Year Jumbo Balance
Issuer : J.P. Alternative Loan Trust			Pool 2 Pool 2 Pool 2 Pool 2
Underwriter: J.P.Morgan Securities, Inc.			Aggregate SubGroup1 SubGroup2 SubGroup3
Depositor: J.P. Morgan Acceptance Corp. I		Collateral Type	30Yr 5.5% Pass-Thru 6.0% Pass-Thru 7.0% Pass-Thru
Master Servicer: Wells Fargo		Outstanding Principal Balance	688,330,512 129,330,095 377,936,814 180,031,697
Trustee: Wachovia Bank		Number of Mortgage Loans	1441
Type of Issuance: Public		Average Original Balance	479,762 515,690 477,586 462,379
Servicer Advancing: Yes, Subject to Recoverability.		Weighted Average Gross Coupon	6.409% 5.844% 6.395% 6.848%
Compensating Interest: Paid, But Capped.		Weighted Average Maturity	356 356 356 357
Clean-Up Call / Optional Termination: 5% clean-up call (aggregate portfolio)		Weighted Average Seasoning	4 4 4 3
Legal Investment: The Senior Certificates are		Weighted Average Loan-to-Value	72% 66% 71% 77%
SMEEA Eligible at Settlement.		Weighted Average FICO Score	717 723 716 714
ERISA Eligible: The Senior Certificates are		Geographic Distribution	CA(25%),FL(16%) CA(32%),NY(15%) CA(25%),NY(17%) FL(21%),CA(19%)
ERISA eligible subject to limitations set		Owner Occupied	86% 91% 85% 85%
forth in the final prospectus supplement.		Purpose-Cash Out	36% 33% 38% 33%
Tax Treatment: REMIC		Interest Only	11% 2% 10% 18%
Structure: Senior/Subordinate w/ Shifting Interest		Primary Servicer	Chase Mortgage(74%)
and Subordinate Certificate Prepayment Lockout		Other Servicers	Suntrust(16%),Cendant Mortgage(11%)
Expected AAA Subordination: 5.5% +/- .50%
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC
Time Table (approximate)			JPMSI Whole Loan Trading Desk
Expected Settlement	11/30/05	John Horner
Cut-Off Date	11/1/05	Dan Lonski
First Distribution Date	12/27/05	Ruslan Margolin	212-834-2499
Distribution Date	25th or Next Business Day	Marc Simpson

THE INFORMATION CONTAINED HEREIN IS QUALI FIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEM ENT FOR THIS  TRANSACTION. THE INFORM ATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY P REVIOUS SUCH INFORMA TION  DELIVERED TO YOU. THESE MATERIALS ARE S UBJECT TO CHANGE,COMPLETION OR AMENDMENT FROM TIME TO TIME.THIS COMMUNICATIONIS NOT AN OFFER TO  SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER,SOLICITATION OR SALE IS NOT PERMITTED  THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THA T IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS  SUPPLEMENT .INVESTORS ARE URGED TO READ THE BASE P ROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TOBE  FILED WITH THE SECUR ITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.YOU SHOULD CONSULT YOUR OWN COUNSEL ,  ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL,TAX,BUSINESS,FINANCIAL AND RELAT ED ASPECTS OF A PURCHASE OF THESE SECURI TIES.  The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon  information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such,  no assurance can be given as to the Computational Materials’ acc uracy, appropriateness or completeness in any particular context; or as to whether the Computational  Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not  be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods  shown in the Computational Materials are based on prepayment and/or loss assumpt ions, and changes in such prepayment and/or loss assumptions may dramatically  affect such weighted average lives, yields and principal payment periods.  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED  TRANSACTION.  Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the  specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
Preliminary Structural and Collateral Term Sheet
$1,215,000,000 (approximate) of Senior Certificates
J.P. Alternative Loan Trust 2005-S1
Mortgage Pass-Through Certificates, Series 2005-S1
	11/17/2005
Features of the Transaction	Preliminary Mortgage Pool(s) Data - 15 Year Conforming Balance NOO
		Pool 3
- Offering consists of approximately 1,215mm of Senior Certificates.		Aggregate
expected to be rated AAA by at least 2 of the Rating Agencies;	Collateral Type	15Yr NOO
S&P, Moody's, Fitch, DBRS	Outstanding Principal Balance	42,663,123
- The Amount of Senior Certificates is approximate and may vary.	Number of Mortgage Loans	402
- Multiple groups of Mortgage Loans will collateralize the transaction.	Average Original Balance	107,777
- There are approximately 3 Pools of Senior Certificates, Pools 1	Weighted Average Gross Coupon	5.722%
consists of 4 SubGroups, Pool 2 consist of 3 SubGroups each which may vary.	Weighted Average Maturity	176
- The Credit Support for the Senior Certificates of Pools	Weighted Average Seasoning	4
1, 2 & 3 is Cross-Collateralized with respect to losses.	Weighted Average Loan-to-Value	65%
	Weighted Average FICO Score	739
	Geographic Distribution	FL(19%),TX(12%)
	Non Owner Occupied	100%
	Purpose-Cash Out	34%
	Interest Only	0%
	Primary Servicer	Chase
Key Terms
Issuer: J.P. Alternative Loan Trust
Underwriter: J.P.Morgan Securities, Inc.
Depositor: J.P. Morgan Acceptance Corp. I
Master Servicer: Wells Fargo
Trustee: Wachovia Bank
Type of Issuance: Public
Servicer Advancing: Yes, Subject to Recoverability.
Compensating Interest: Paid, But Capped.
Clean-Up Call / Optional Termination: 5% clean-up call (aggregate portfolio)
Legal Investment: The Senior Certificates are
SMEEA Eligible at Settlement.
ERISA Eligible: The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment: REMIC
Structure: Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination: 5.5% +/- .50%
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC

Time Table (approximate)			JPMSI Whole Loan Trading Desk
Expected Settlement	11/30/05	John Horner
Cut-Off Date	11/1/05	Dan Lonski
First Distribution Date	12/27/05	Ruslan Margolin	212-834-2499
Distribution Date	25th or Next Business Day	Marc Simpson

THE INFORMATION CONTAINED HEREIN IS QUALI FIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEM ENT FOR THIS  TRANSACTION. THE INFORM ATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY P REVIOUS SUCH INFORMA TION  DELIVERED TO YOU. THESE MATERIALS ARE S UBJECT TO CHANGE,COMPLETION OR AMENDMENT FROM TIME TO TIME.THIS COMMUNICATIONIS NOT AN OFFER TO  SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER,SOLICITATION OR SALE IS NOT PERMITTED  THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THA T IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS  SUPPLEMENT .INVESTORS ARE URGED TO READ THE BASE P ROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TOBE  FILED WITH THE SECUR ITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.YOU SHOULD CONSULT YOUR OWN COUNSEL ,  ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL,TAX ,BUSINESS,FINANCIAL AND RELAT ED ASPECTS OF A PURCHASE OF THESE SECURITIES.  The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon  information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such,  no assurance can be given as to the Computational Materials’ acc uracy, appropriateness or completeness in any particular context; or as to whether the Computational  Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not  be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods  shown in the Computational Materials are based on prepayment and/or loss assumpt ions, and changes in such prepayment and/or loss assumptions may dramatically  affect such weighted average lives, yields and principal payment periods.  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED  TRANSACTION.  Copyright 2005 JPMorgan Chase & Co. –All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the  specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or  affiliate in their home jurisdiction unless governing law permits otherwise.

CHASE SECURITIES
Deal Summary Report jpalt05s1a
	Assumptions	Collateral
Settlement 30-Nov-2005 1st Pay Date 25-Dec-2005	Prepay 100 PPC Default 0 CDR Recovery 0 months Severity 0%	Balance WAC WAM Age WAL Dur $1,285,896,138.66 6.398 350 3 4.18
Tranche Balance Coupon Principal Avg Dur Yield Spread Bench Price $@1bp Accrued NetNet Dated Notes Name Window Life bp % Int(M) (MM) Date
30YC 524,382,865.61 6.186 12/05 - 10/35 4.00 01-Nov-05 WAC SUBS 68,377,815.84 6.171 12/05 - 10/35 9.98 01-Nov-05 WAC 30YJ 650,472,333.76 6.159 12/05 - 08/35 3.98 01-Nov-05 WAC
Yield Curve swap curve Mat 3MO 6MO 2YR 5YR 10YR 30YR 3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr Yld 3.780 4.132 4.269 4.350 4.491 4.712 4.165 4.350 4.571 4.694 4.752 4.780 4.825 4.890

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.